UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On April 9, 2020, Lantheus Holdings, Inc. (the “Company”) announced that in connection with the COVID-19 pandemic’s impact on demand for the Company’s products, it was implementing certain proactive cost cutting measures, including implementing a four day work week and a corresponding reduction in pay to its personnel. In particular, the Company’s President and Chief Executive Officer, Mary Anne Heino, agreed to reduce her base salary by 75%, and each of the Company’s other named executive officers agreed to reduce his base salary by 35%. The Company also made across-the-board reductions of 20% to 35% (depending on level of position) of salaries for other salaried employees and a reduction of 20% of hours for hourly employees, in each case, to reflect the reduced workload that was expected during that period. In addition, the Board of Directors reduced director and committee member compensation by 35%, commencing in the third quarter of 2020, and changed the nature of that compensation from cash to time-based restricted stock units vesting as of the first anniversary of the grant date.

In the Company’s Quarterly Report on Form 10-Q for the second quarter of 2020, the Company reported that in the latter half of June 2020, it restored its work week back to five days and restored most salaries back to 100%. The salaries of executive team members were restored in early July, and director compensation remained at reduced levels.

On September 28, 2020, the Company restored director and committee member compensation to 100% starting in the fourth quarter of 2020. All such compensation for the fourth quarter will remain payable in the form of time-based restricted stock units, rather than cash, that will vest as of the first anniversary of the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Senior Vice President and General Counsel

Date: October 5, 2020